UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
 FORM 8-K
 ______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2023
 ______________________________
LIFEVANTAGE CORPORATION
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-35647	90-0224471
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
3300 Triumph Blvd., Suite 700
Lehi, Utah 84043
(Address of principal executive offices, including zip code)
(801) 432-9000
(Registrant's telephone number)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.0001	LFVN	The Nasdaq Stock Market LLC
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.
On February 15, 2023, WSRP, LLC (“WSRP”), the independent registered public accounting firm of LifeVantage Corporation (the “Company”) notified the Company that it was declining to stand for reappointment to conduct the audit of the Company’s financial statements for the fiscal year ending June 30, 2023. WSRP has informed the Company that, should the Company be unable to appoint a successor in sufficient time for the successor to be able to do so, it will continue to perform services for the Company in connection with the fiscal quarter ended March 31, 2023. The Company expects to engage a suitable replacement for WSRP within a timely fashion.

WSRP’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2022 and 2021, did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2022 and 2021, and the subsequent interim period through February 15, 2023, there were no disagreements between the Company and WSRP on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure as set forth in Regulation S-K Item 304(a)(1)(iv) .

During the fiscal years ended June 30, 2022 and 2021, and during the subsequent interim period through February 15, 2023, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v).

The Company provided WSRP with a copy of the disclosures it is making in this Current Report on Form 8-K and requested WSRP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements contained herein, and if it does not, stating the respects in which it does not agree. A copy of WSRP’s letter, dated February 16, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from WSRP, LLC, dated February 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 16, 2023	LIFEVANTAGE CORPORATION By: /s/ Steven R. Fife Name: Steven R. Fife Title: President and Chief Executive Officer